UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (date of earliest event reported)   March 1, 2005

O’HARA RESOURCES. LTD

(Exact name of registrant as specified in its charter)

Nevada	0-16602	88-0485907
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

3950 Sunset Road #123, Las Vegas, NV 89102

(Address of principal executive offices)

Registrants’ telephone number, including area code (702) 898-1611

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant

Under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communication pursuant to Rule 13e-4© under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.03 Amendment to the Articles of Incorporation or Bylaws;

O’Hara Resources LTD will change its name effective March 4, 2005 ( earliest, depending on filing receipts ) to Vision Energy Group, Inc. Simultaneously with the name change a reverse of its common stock will be effected so that each holder will have 1 share for each 40 shares held before March 4, 2005. In the event that a rounding is necessary the shareholder will be rounded up to the nearest share. The authorized common shares of the newly named corporation will remain at 100,000,000. These actions were taken by the Board of Directors pursuant to a Consent of Shareholders’ with more than 50% of the votes of the corporation and representing less than ten shareholders.

Signatures

Pursuant to the requirements of Section 12 of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

O’HARA RESOURCES, LTD.

By:	/s/ Russell L. Smith
Russell L. Smith, President

Dated: February 28, 2005